Taxes	12 Months Ended
Jun. 30, 2025
Taxes [Abstract]
TAXES

Note 11 — TAXES

Cayman Islands

Intercont is incorporated in Cayman Islands as an offshore holding Group and is not subject to tax on income or capital gain under the laws of Cayman Islands. Additionally, the Cayman Islands does not impose a withholding tax on payments of dividends to shareholders.

British Virgin Islands Taxation

Under the current laws of the British Virgin Islands, the Group’s subsidiary incorporated in BVI is not subject to income tax.

Hong Kong

The operating entities of the Group are registered in Hong Kong, where charter hire, whether attributable to a time charterparty or a bareboat charterparty, derived by a Hong Kong resident or non-resident ship operator from the operation of ships (wherever registered) outside the waters of Hong Kong and the river trade waters, or commencing from Hong Kong and proceeding to sea, is not chargeable to profits tax according to local tax regulations. Therefore, it is the Director’s view that the Group’s revenue is either not subject or exempt from income tax according to the tax regulations prevailing in the jurisdiction in which the Group operates. Hong Kong does not impose withholding tax on dividends and interest currently.

The following table reconciles the Hong Kong income tax rates to the Group’s effective tax rate for the years ended June 30, 2025, 2024 and 2023:

	For the Year ended June 30, 2025	For the Year ended June 30, 2024	For the Year ended June 30, 2023
Statutory tax rate	16.5%	16.5%	16.5%
Tax exemption	(16.5)%	(16.5)%	(16.5)%
Effective tax rate	0.0%	0.0%	0.0%